                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     /X/

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Check the appropriate box:

/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission Only
        (as permitted by Section 14a-6(e)(2))

/ /     Definitive Proxy Statement

/ /     Definitive Additional Materials

/X/     Soliciting Material Pursuant to Section 14a-11(c) or Section 14a-12

                              INFORMIX CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No Fee Required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

   / /  Fee paid previously with preliminary materials:

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

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



                                                           Investor Presentation
                                                                       May  2001

                                                                   Ascential(TM)
                                                                        Software

Ascential(TM) Software                                                    Agenda

o        Transforming Informix Corporation

o        Business Opportunity

o        Ascential the Company

o        Customer Success

o        Financials

Ascential(TM) Software                 Informix Is Transformed Ascential is Born

o        April 24, 2001

         -        IBM to acquire Informix database business

         -        Ascential to be independent public company

                  o        Pure-play in a high-growth market

                  o        $1 billion net cash

                           -        growth funding

                           -        stock reduction program

         -        Ascential-IBM global strategic alliance

                  o DataStage(R) and Media360(TM) integrated into strategic IBM e-business solutions

o        April 30, 2001

         -        Ascential-SAP strategic alliance

                  o        DataStage integrated into MySAP Business Intelligence

                             [Graphic of landscape]

Ascential(TM) Software                                                What We Do

o Enable our customers to locate and use information and multi-media content to:

         -        make better decisions

         -        build better products

         -        provide better services

         -        be more efficient

         -        save more money

         -        be more competitive

                              [Graphic of person]

Ascential(TM) Software                                     Ascential At a Glance

Category Leader in "Information Asset Management"

$122M Revenue in 2000
178% CAGR 1997 - 2000

> 1800 Customers Worldwide
> 200 Partners Worldwide

950 employees in over 25 countries
HQ in Westboro, MA USA

Ascential(TM) Software                                                    Agenda

o        Transforming Informix corporation

o        Business opportunity

o        Ascential the company

o        Customer success

o        Financials

Ascential(TM) Software                                    Our Customers' Problem

Need to:

o        Eliminate information silos

o        Rapidly deploy analytical solutions

o        Integrate disparate data sources

o        Synchronize and make information coherent

Challenges:

o        Operational data different from analytical data

o        Meta data sharing

o        Changing reporting requirements

                   [Graphic illustrating customers' problem]

Ascential(TM) Software                                 Problem is Getting Bigger

o        Greater Information Volume

         -        Meta Group: 125% data growth CAGR 2005

         -        Giga: 200K TB in Global 5K


o        Higher Information Velocity

         -        Faster markets speed through the information value chain


o        More Information Variety

         - Unstructured data: XML, Web logs, click streams, video and audio

                                    [Graphic]

Ascential(TM) Software                                      Customer Requirement

o        Collect and integrate any type of data or content

o        Manage and administer available information assets

o        Provide search and delivery services

o Provide single information infrastructure solution supporting new application deployments (CRM, BI, Analytics,...)

                  [Graphic illustrating customer requirements]

Ascential(TM) Software        Ascential'S Solution: Information Asset Management

       [Graphic illustrating sources, functions, destinations and uses]

Ascential(TM) Software                                            Why Ascential?

o        Proven products in most demanding customer environments:

         -        Data Integration

         -        Media Asset Management

         -        Analytic Application Components

         -        Portal Infrastructure

o        Deep experience with Global 2000 Businesses

o        Partnerships with applications and integration partners

o        Resources for sustained growth

Ascential(TM) Software                                        Market Opportunity

[Graph regarding content management, analytical application, data movement & replication and enterprise information portal]

Ascential(TM) Software                                     Competitive Landscape

                  [Graphic illustrating competitive landscape]

Ascential(TM) Software                       Industry Analyst & Press Validation

"[Ascential] is wasting little time making an enhanced name for itself." DM Review

"Ascential'S focus...and success in engaging a strong set of partners creates a strategic advantage." Gistics Inc.

"Ascential now has muscle." Yankee Group

"The IBM reseller agreement...puts more feet on the street in Ascential'S behalf." Current Analysis

Ascential(TM) Software                                                    Agenda

o        Informix Corporation Transformed

o        Business Opportunity

o        Ascential the Company

o        Customer Success

o        Financials

Ascential(TM) Software                                      Ascential'S Strategy

o Deliver the industry's first integrated IAM product solution and establish Ascential as brand leader

o Extend our market-leadership position in data integration and media asset management markets

o Expand world-wide distribution through partnerships with recognized industry leaders

o Leverage our professional services to accelerate the adoption of our product offerings

o Accelerate growth by leveraging large customer base, established channels, new products, and cash

                          Undisputed Market Leadership

Ascential(TM) Software                                              Key Products

DataStage(R)
  Data Integration

         WebSuccess(TM)
           Analytic Components

                     Axielle(TM)
                       Portal Infrastructure

                                   Media360(TM)
                                     Content Management

Ascential(TM) Software         Products Work Together as a Complete IAM Solution


 [Graphic illustrating products that work together as a compelte IAM solution]

Ascential(TM) Software                                              Key Products

DataStage(R)
  Data Integration

o A complete platform for the collection, validation, organization, and administration of all types of data

o        Differentiators: only solution with

         - Data and meta data integration services across the mainframe, Unix, and NT sources and targets

         -        Patented full-life cycle meta data management

         -        Built-in data quality assurance

Ascential(TM) Software                                              Key Products

WebSuccess(TM)
  Analytic Components

o Customer-centric analytic components for rapid development of analytic applications

o        Differentiators: Only solution with:

         - Linearly scalable clickstream analysis for web-site traffic analysis

         -        Support for multi-channel customer analysis

Ascential(TM) Software                                              Key Products

Axielle(TM)
  Portal Infrastructure

o 2nd generation enterprise information portal providing universal information assets access

o        Differentiators: only solution with

         -        Sophisticated XML-based business information directory

         - Meta data integration with data warehousing and BI environments

Ascential(TM) Software                                              Key Products

Media360(TM)
  Content Management

o Complete solution for collecting, organizing, administering and delivering all types of media assets


o        Differentiators: only solution with:

         -        Sophisticated, flexible workflow

         - enables immediate access to video/audio content for browsing and searching

         -        enterprise content management functions for:

                  o        video

                  o        audio

                  o        images

                  o        desktop publishing tools

                  o        web publishing tools

                  o        documents

Ascential(TM) Software                                           Global Services

260 Professionals
  World-wide

 3 Support Centers
NA, Europe, Asia/Pac


   Key Practices
SAP, Media, DW, & BI

                               [Graphic of globe]

Ascential(TM) Software                      Over 200 Business Partners Worldwide

                       [Graphic of solution vendor logos]

                      [Graphic of system integrator logos]

                             [Graphic of H/W logos]

                       [Graphic of database vendor logos]

                        [Graphic of BI/CRM vendor logos]

                        [Graphic of media vendor logos]

Ascential(TM) Software                                Global Strategic Alliances

o        3 Year worldwide reseller agreement

o Provides SAP customers enhanced data integration capabilities for SAP BW environments

o Ascential generates revenue from royalties and from up sell of complementary offerings to SAP packages

o Ascential and SAP sales forces will work together to provide customers with a total solution

o Establishment of competency centers for customer and partner training, and Proof of Concept projects

o        3 Year worldwide reseller agreement

o IBM to actively market and sell Ascential products offered as preferred complementary solutions

o        Provide IBM with data integration solution optimized for DB2

         -       DataStage for DB2 Warehouse Manager

         -       DataStage/390 for DB2 Warehouse Manager

o        Media360 on AIX/DB2 platforms enhances IBM position in Media market

o        Collaborate on future product integrations

     [Graphic of SAP logo]

     [Graphic of IBM logo]

Ascential(TM) Software                                                    Agenda

o        Informix Corporation Transformed

o        Business Opportunity

o        Ascential the Company

o        Customer Success

o        Financials

Ascential(TM) Software                                1800 Prestigious Customers

                          [Graphic of customer logos]

Ascential(TM) Software                         Customer Example: DaimlerChrysler

                       [Graphic of DaimlerChrysler logo]

Customer Need:

       Corporate standard ETL tool to minimize ongoing support and maintenance. Make training videos available globally (re-use & efficiency).

Selection:

       Technical Advisory Group unanimously chose DataStage as their standard ETL tool, over ETI and Computer Associates. Training Department selected Media360 as their content management solution.

Factors:

       Superior mainframe connectivity, core graphical development metaphor, and planned product futures for DataStage, and successful pilot and solution capability for Media360.

Products:

       o        DataStage XE

       o        Media360

Ascential(TM) Software                                   Customer Example: Sears

                             [Graphic of Sears logo]

Customer Need:

       Store documents relevant to customer care services, manage generation and distribution of static reports and create dynamic reports as defined by users.

       Use ETL for customer reporting system.

Selection:

       Media360 to create an Intranet Report Repository system for the Sears Credit Division.

       DataStage XE to support data warehouse generation.


Factors:

       Flexible content management (documents now, other content later), and integration with Eureka and Crystal Info report writers. ETL tool capabilities and integrations.

Products:

       o        Media360

       o        DataStage

Ascential(TM) Software                                     Customer Example: CNN

                             [Graphic of CNN logo]

Customer Need:

       Stream line news room operations and have media assets shared real time with production process.

Selection:

       CNN Product Teams and Strategic Technology office chose Media360 and Informix Software to help do the integration of a project with Virage and SGI in 1998.

Factors:

       Object relational technology, video capabilities indexed in DB for searching, expertise of team.

Products:

       o        Media360

Ascential(TM) Software                                  Customer: Merrill Lynch

                        [Graphic of Merrill Lynch logo]

Customer Need:

         ETL capability for a data warehouse to support CRM operations in the US, with support for mainframe connectivity and ETL, running on AIX and NT.

Selection:

         Merrill Lynch's IBM consulting team selected DataStage XE/390 over ETI.

Factors:

         More graphic, easy-to-use mainframe ETL; better development environment and meta data management; native mainframe meta data integration and sharing with tools like Business Objects.

Product:

       o        DataStage XE/390

Ascential(TM) Software                            Customer: Chase Manhattan Bank

                            [Graphic of Chase logo]

Customer Need:

         Improve customer service and maximize customer profitability for private investor and corporate clients.

Selection:

         Chase chose DataStage.

Factors:

         Superior development model and scalability.

Products:

         o        DataStage XE

Ascential(TM) Software                                   Customer: Philip Morris

                 [Graphic of Philip Morris Companies Inc. logo]

Customer Need:

         Consistency across all European data warehouses.

Selection:

         Philip Morris chose DataStage for NT over Informatica and Hummingbird (10 vendors total).

Factors:

         Superior flexibility with Philip Morris' internal processes and changing requirements, and ability to deliver Siebel plug-in in 3 months.

Products:

         o        DataStage XE

         o        Extract PACK for SAP R/3

         o        Load PACK for SAP BW

Ascential(TM) Software                                  Customer Example: Pfizer

                            [Graphic of Pfizer logo]

Customer Need:

         Improve business decision making and provide enterprise data model.

Selection:

         Pfizer chose DataStage over Informatica and ETI.

Factors:

         Superior product, including a more usable interface, more flexible development tools and better meta data support.

Products:

         o        DataStage XE

Ascential(TM) Software                                                    Agenda

o        Informix Corporation Transformed

o        Business Opportunity

o        Ascential the Company

o        Customer Success

o        Financials

Ascential(TM) Software                           Informix Corporation Financials


                                                      FY2000             Q1 2001
                                                      -------            -------
Income Statement
       Revenue                                        $929.3M            $217.1M
       Gross Profit                                    694.3M             162.3M
       Gross Margin                                     74.7%              74.8%

       Operating Income                               $ 25.6M*           $ 17.6M*
       Operating Margin                                  2.8%               8.1%
*Note: excludes merger, realignment and other charges

Balance Sheet                                                      MAR. 31, 2001
                                                                   -------------
       Cash & short term investments                                     $254.6M
       Debt                                                                 0.0M
       Stockholders' Equity                                              $337.9M

Ascential(TM) Software                                         Quarterly Revenue

                         [Graphic of quarterly revenue]

Ascential(TM) Software                                          Business Outlook

o        Q1'01 Actual

         -        Revenue of $33.3 M

         -        Gross Margin of 50%

         -        Operating expense of $38M

o        FY'01

         -        Revenue growth 35%-40% over FY2000

         -        Gross margin 65%-70% by Q4

         -        Operating margin approximately 5% by Q4

o        FY'02

         -        Revenue growth 40%-50% over FY 2001

         -        Gross margin 70%-75% by Q4

         -        Operating margin 15%-20% by Q4

Note: excludes merger, realignment and other charges

Ascential(TM) Software                    Pro Forma Income Statement (unaudited)


                       Actual
                      Q1 2001                                        Long Term
                   (in $millions)      Q4 2001        Q4 2002       Target Model
                   --------------     ---------      ---------      ------------
License                 16.8          50% - 55%      53% - 58%        57% - 60%

Service                 16.5          45% - 50%      42% - 47%        40% - 43%
---------------    --------------     ---------      ---------      ------------
  Total Revenue         33.3             100%           100%             100%

Cost of License          5.1

Cost of Service         11.4
---------------    --------------
Gross Profit            16.8

Gross Margin                          65% - 70%      70% - 75%        75% - 78%

Sales & Marketing       26.5

R&D                      8.7

G&A                      3.2
---------------    --------------
 Total Operating
   Expense              38.4          60% - 65%      55% - 60%        53% - 58%

Operating Income       (21.6)

Operating Margin                       4% - 6%       15% - 20%        17% - 25%

Note: excludes merger, realignment and other charges

Ascential(TM) Software                                                Conclusion

o Pure play investment, positioned to become the dominant player in the information asset management market

o Well established leader in high growth business intelligence and media asset management markets

o Cash, customer base, and global distribution and partnerships in place for sustained growth

o Experience and track record in building growth and value in Ascential's markets

Ascential(TM) Software                                    Safe Harbor Statement

This oral and written presentation contains forward-looking statements that are subject to numerous risks and uncertainties. Any statements contained in this presentation, whether oral or written, including without limitation statements to the effect that the Company or its management "believes," "expects," "anticipates," "plans," "may," "will," "projects," "continues," "intends" or "estimates," or statements concerning "potential" or "opportunity" or other variations thereof or comparable terminology or the negative thereof that are not statements of historical fact, should be considered forward-looking statements as a result of certain risks and uncertainties. These risks and uncertainties could cause actual results and events materially to differ for historical or anticipated results and events. Investors and potential investors should review carefully the description of risks and uncertainties that, together with other detailed information about the Company, is contained in the periodic reports that the Company files from time to time with the Securities and Exchange Commission, including the Company's Form 10-K for fiscal year 2000.

The proposed transaction with IBM will be submitted to the Company's stockholders for their consideration, and the Company has filed a preliminary proxy statement concerning the proposed transaction with the Securities and Exchange Commission, and will file a definitive proxy statement with the SEC shortly. Stockholders are urged to read the preliminary proxy statement regarding the proposed transaction, and the definitive proxy statement when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. When available, the definitive proxy statement concerning the proposed transaction will be mailed to all of our stockholders and our proxy statement, as well as other filings containing information about the Company, will be available, without charge, at the SEC's Internet site (www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to the Company's Investor Relations Department, 50 Washington Street, Westborough, Massachusetts 01581 (508-366-3888).


The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in favor of the proposed transaction. Information regarding the interests of the officers and directors of the Company in the proposed transaction is set forth in the preliminary proxy statement regarding the proposed transaction and will be set forth in the definitive proxy statement regarding the proposed transaction, when available. Information regarding the Company's officers and directors that may be deemed participants in the solicitation is included in the Company's most recent annual proxy statement as filed with the SEC on a Schedule 14A.

(C) 2001 Informix Corporation. All rights reserved. Ascential is a trademark of Ascential Software, Inc. and may be registered in other jurisdictions. The following are trademarks of Informix Corporation or its affiliates, one or more of which may be registered in the U.S. or other jurisdictions: Informix; DataStage; Axielle; Web Success; and Media360.

                                                           Investor Presentation
                                                                        May 2001

                                                                   Ascential(TM)
                                                                        Software